Corporate Presentation August 2026 GENERATIVE AI DRUG CREATION CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

DISCLOSURES

absci

# Disclaimers

## 1 FORWARD-LOOKING STATEMENTS

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding any or all of the following: (i) Absci’s preclinical studies, clinical trials, as well as partnered and internally developed programs, including, without limitation, manufacturing capabilities, status of such studies and trials and expectations regarding data, safety and efficacy generally; (ii) data included in the above-described oral presentation, as well as the ability to use data from ongoing and planned clinical trials for the design and initiation of further clinical trials; (iii) projections regarding potential market opportunity, potential regulatory approval, the final approved label, and evolving competitive landscapes, as well as certain research findings based on participant responses to a hypothetical product profile and not any clinical results for ABS-201; (iv) Absci’s strategy, goals, anticipated financial performance and the sufficiency of its cash resources; (v) regulatory submissions and authorizations, including timelines for and expectations regarding any anticipated regulatory agency decisions; (vi) the expected benefits of its collaborations with partners; and (vii) the therapeutic value, development, and commercial potential of antibody therapies, as well as other technologies. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation, the risks and uncertainties discussed under the heading “Risk Factors” in Absci Corporation’s most recent annual report on Form 10-K and in any other subsequent filings made by Absci Corporation with the U.S. Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We disclaim any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by law.

## 2 MARKET AND STATISTICAL INFORMATION

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness.

## 3 TRADEMARK USAGE

This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, a ®, SoluPro®, Bionic SoluPro® and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the Absci AI logo mark ( ai ), the Unlimit with us mark ( Unlimit With Us℠ ), Denovium, Integrated Drug Creation, HiPrBind, and IgDesign. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto

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2

ABSCI | INTRO

absci

# From Code to Clinic

## 1. AI NATIVE PLATFORM

- Interdisciplinary Team with 10+ approved drugs and AI expertise
- Integrated Lab-in-the-Loop leveraging 77k ft² automated wet-lab
- Leading AI platform for *de novo* design and AI optimization of antibody-based therapeutics

## 2. DIFFERENTIATED PIPELINE

- ABS-201 (anti-prolactin receptor)
  - Pattern Hair Loss (PHL): Ongoing Ph1/2a HEADLINE trial with interim POC readout 2H 2026
  - **Endometriosis (Endo):** Indication expansion into endometriosis with anticipated Ph2 initiation in 4Q2026 with PoC readout as early as 2H 2027
- **Preclinical pipeline** focused on metabolism and I&I

3

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

FROM CODE TO CLINIC

absci

# Industrializing Drug Discovery



DATA TO TRAIN
6-week Lab in the loop cycles
AI TO CREATE
WET LAB TO VALIDATE

**INDUSTRIALIZED AI x WET-LAB ENGINE**



CAPITAL INVESTMENT
$10-15mil (Absci)
$50-100mil (Large Pharma)
DISCOVERY TIMELINE
24 Months (Absci)
5-6 years (Large Pharma)

**INCREASING 'SHOTS-ON GOAL' WITH FASTER AND CAPITAL EFFICIENT DISCOVERY**

1. **ABS-201 FOR PATTERN HAIR LOSS**
   Category re-defining opportunity for PHL in Ph1/2a trials
2. **ABS-201 FOR ENDOMETRIOSIS**
   Disease modifying opportunity for Endometriosis in Ph1 trials
3. **ABS-101 FOR IBD**
   Demonstrated improved half-life and tissue penetration vs 1st gen TL1a molecules and ready for partnering

**DELIVERING 3 CLINICAL-STAGE PROGRAMS TO DATE**

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4

PIPELINE

absci

# Advancing and expanding our pipeline of novel & differentiated assets designed using AI


Lead
DC
IND*
THERAPEUTIC AREA
TARGET ID
LEAD ID
CANDIDATE ID
IND-ENABLING
PHASE 1
PHASE 2
PROLACTIN FOCUSED PIPELINE
ABS- 201
Pattern Hair Loss (PRLR)
Ph1 / 2a
Endometriosis (PRLR)
Ph1
ABS- 202
Immunology & Inflammation (PRLR)
NEXT-GEN PIPELINE
Multiple programs in early development
PARTNERING READY
Multiple programs ready for partnering at various stages of development up to Ph1

*or equivalent ex-US filing

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5

ABS-201 has the potential to unlock a wholly new category of therapy in hair “re-growth” Significant clinical and commercial unmet need in Pattern Hair Loss1. Strong scientific rationale, with validated target, de-risked Mode of Action, and pharmacology2. 3. COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 6 A B S - 2 0 1 Straightforward development path with objective endpoints

ABS-201 PHL

absci

# Underserved patient population looking for therapeutic innovation

~80 million Americans live with Pattern Hair Loss (PHL)



**MALE PHL**

~50M men in the U.S.

Only 2 FDA approved drug therapies

**FEMALE PHL**

~30M women in the U.S.

Only 1 FDA approved drug therapy for women

Growing patient population with limited therapeutic options and concerns of adverse side-effects

Last FDA approved therapy for Pattern Hair Loss was in the 1990s

Patients and clinicians need better treatment options for “hair re-growth”

- Hair re-growth, not just slowing of hair loss
- Safe and minimal side effects
- Durable effect
- Convenient administration frequency
- FDA approved

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ABS-201 | PHL

absci

# PRLR inhibition for Pattern Hair Loss is an innovative alternative to current treatment options


PROPOSED DIRECT IMPACT OF ABS-201 ON HAIR CYCLE STAGES
Catagen
↑↑ Apoptosis & Regression
2-4 weeks
PRLR
Anagen
Active Growth + New Hair
Telogen
Resting Phase
Hair falls out
» ABS-201 »
PRLR
Catagen
Apoptosis + Regression
Anagen
↑↑ Active Growth & New Hair
2-6 years
Telogen
Resting Phase
Hair falls out

## ABS-201 HAS THE POTENTIAL TO:

- **Shift the balance in hair cycle stage towards anagen phase[1,2] with:**
  - Active and new hair growth
  - Prevention of telogen effluvium
- **Promote a long-lasting effect after treatment cessation**
- **Block cessation of pigmentation, which may lead to the restoration of hair pigmentation[2]**

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ABS-201 PHL

absci

# Prolactin impacts on organ-cultured human hair follicles

Prolactin drives hair follicle regression in human ex vivo culture


Anagen VI
Catagen III
HS
IRS
M
DP
IRS
HS
ORS
MK
DP
Vehicle
400 ng/ml prolactin

Prolactin prematurely induces a catagen-like stage in organ-cultured human hair follicles[1] characterized by:

- Condensed shape of the dermal papilla (DP)
- Diminishment of the hair matrix volume
- Apparent cessation of pigmentation
- Inhibition of hair shaft elongation

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ABS-201 PHL

absci

# PRLR inhibition anticipated to be safe & well tolerated as supported by human genetics

Dominant negative
PRLR loss-of-function


I.
II.
III.

Newey & Phil , 2013 NEJM

Compound heterozygous
PRLR loss-of-function


I.
II.
III.
NV–P269L
NV–R171Ter
ND
P269L–R171Ter
NV–NV
NV–NV
ND
ND

*NV = Nonvariant*
*ND = Not determined*

Kobayashi, 2018 NEJM

Dominant negative
PRL loss-of-function


I.
II.
III.
IV.

Moriwaki, 2021 JCEM

Reduced/Loss of PRL or PRLR Signaling

- Postpartum agalactia
- Otherwise in good health:
  - No apparent impact on fertility
  - No report on erectile dysfunction in male
  - Normal breast development and menses in females
  - Normal serum electrolytes and hormone levels (except elevated PRL in PRLR mutation carrier)
  - No reported abnormalities of other hypothalamic-pituitary axes

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11 A B S 2 0 1 | P H L Terminal hair count ”Thick Hairs” in prior bald areas o Hair regrowth observed for both male and female animals (>100 hairs/cm2 increase in bald area at week 28 of treatment*) # T hi ck H ai rs Time (w) 200 100 0 250 150 50 300 4 8 12 16 20 24 A S S E S S M E N T A R E A = R 1TREATMENT POST-TREATMENT 12 WEEKSBASELINE 28 WEEKS 6 MONTHS 2 YEARS 4 YEARS FE M A LE M A LE Top head view of Stumptailed Macaque’s showing phenotypic change over time o Hair density & thickness improved with short treatment duration in primate model of Pattern Hair Loss o Hair growth remains and improves several years post cessation 40mg/kg s.c. Q2W for 28 weeks Study commissioned by Absci CIO Andreas Busch while at Bayer. Disclosure from competitor COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED *WO 2019/011719 A1

ABS-201 PHL

absci

# ABS-201 shows superior efficacy vs 5% topical minoxidil in 21d hair regrowth model


*Untreated* (n=11)
*Isotype* (n=11)
*Minoxidil 5%* (n=11)
*ABS-201 30mg/kg* (n=11)
*ABS-201 60mg/kg* (n=10)

Administration: mAbs i.p. biweekly; Minoxidil topical daily


Hair Growth Score
Score (0-3)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
0
5
10
15
20
25
Study Day #
Untreated
Isotype Control @ 60mg/kg
Minoxidil @ 5%
ABS-201 @ 30mg/kg
ABS-201 @ 60mg/kg

ABS-201 vs minoxidil/untreated/isotype **p<0.05; ***p<0.0001 - 2way ANOVA

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12

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 13 A B S - 2 0 1 | P H L Men without PHL carry genetically lower PRLR levels; severity of PHL scales with PRLR expression Notes: • SNP rs6451196, 1.35 is per standard deviation; between the most extreme genotypes, G/G and A/A, it is 1.10. • Each row is a separate logistic contrast between the grades shown, from 165,649 UK Biobank men (self-reported 1–4 scale: no, slight, moderate, severe). Rows 2 and 3 share the grade-1 reference, so the rows are not independent. ← keeps hair loses hair → No balding grade 1 vs 2–4 · 53,076 vs 112,573 p = 3.6×10⁻⁵ 0.82 Moderate balding grades 2–3 vs 1 · 82,348 vs 53,076 p = 1.4×10⁻³ 1.18 Severe balding grade 4 vs 1 · 30,225 vs 53,076 p = 5.4×10⁻⁶ 1.35 0.8 1.0 1.2 1.4 1.6 o Dose-response: odds ratios climbs across the severity spectrum. o More PRLR, more hair loss — ABS-201 blocks PRLR signaling odds ratio per 1 SD PRLR

ABS-201 | PHL

absci

# cis-MR + colocalization supports a causal relationship for PRLR in Pattern Hair Loss

- More PRLR, more proportional balding.
- The neighboring genes show no association with PHL
- The PRLR expression and hair loss signals share the same underlying genetic signal, further supports PRLR blockade as a therapeutic target.

**PRLR cis-MR colocalization plot**



Expression p = 3×10⁻⁹¹
Hair loss p = 8.7×10⁻⁸
Causal estimate p = 4×10⁻⁶
Shared signal PP.H4 = 0.96
rs6451196
LD: 1000G phase 3 EUR (n = 503)
SNP effect on male pattern hair loss score (Yap 2018 UKBB, BOLT-LMM beta)
SNP effect on PRLR expression (eQTLGen blood, beta per SD)
r² with lead variant rs6451196
candidate variant (eQTL p < 1e-10)
selected instrument
causal estimate (Wald ratio at lead variant), shaded 95% CI

**Notes**

- **Instrument:** rs6451196 – 1 of 312 candidates (eQTL $p < 1\times10^{-10}$, clumped at $r^2 < 0.001$)
- **Data:** eQTLGen PRLR cis-eQTL (n = 31,644) · Yap 2018 hair loss (205,327 UK Biobank men) · 1000G phase 3 EUR (n = 503) for LD
- **Causal estimate:** Wald ratio +0.0915[+0.0526, +0.1305] score units per SD, $p = 4.2\times10^{-6}$. Strongest hair-loss association at the locus: $p = 8.7\times10^{-8}$
- **Colocalization:** PP.H4 = 0.961
- Largely the same UK Biobank men and balding scale as the previous slide, analyzed here as a continuous score – odds ratios are on that slide

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14

ABS-201 | PHL

absci

# ABS-201 in human ex vivo culture study supports MOA in human scalp follicles


Frontotemporal
Hairline Region
Scalp Punch
Scalp Skin

**MODEL SYSTEM:**

- Frontotemporal male scalp skin is the most Pattern Hair Loss affected skin region
- Organ culture is the most relevant human preclinical hair research tool ex vivo

## ABS-201 significantly prolongs anagen/inhibits catagen and stimulates hair matrix proliferation


Microscopic hair cycle staging
% of HFs in each hair cycle stage
100
80
60
40
20
0
IgG Ctrl
ABS-201
IgG +PRL
ABS-201 +PRL
Anagen
Early Catagen
Mid Catagen

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15

ABS-201 | PHL

absci


Stem Cell Protection & Maintenance (↑K15+ Stem Cells)
↑ FGF7 and IGF1 Expression
Proliferation of Hair Matrix Keratinocytes
ABS-201
PRLR
CD34+ cell
Prolactin
IGF-1/ FGF7
Proliferative hair matrix keratinocyte

# Additional ABS-201 ex *vivo* study found:

- Prolonging anagen phase and blocking catagen, thereby inhibiting telogen effluvium
- Protecting and promoting hair follicle stem cells and and restoring CD34+ progenitor cells
- Stimulating key hair growth factors (IGF1, FGF7)
- Decreasing catagen driver TGFβ-2
- Increasing hair shaft and hair shaft keratin production

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

16

ABS-201 | PHL

absci

# Phase 1/2a trial designed to provide readouts on safety, tolerability, and PoC in PHL

HEADLINE

**Design Elements:**
- Double-Blind, Placebo-controlled, FIH
- Multi-site study in Australia
- Dose range ensures predicted >90% RO

**Population:**
- Up to 227 male & female healthy participants
- SAD; n= 32 healthy volunteers
- MAD; n= 147 AGA subjects (Norwood Scale IIIv-V)
- Optional PHL cohorts in SAD/MAD; n= 48
- 3:1 randomization

**Endpoints:**
- **Primary:** Safety & Tolerability
- **Secondary:**
  - PK/PD
  - Efficacy readouts include target area hair count, width, and darkness (pigmentation)

## Single Ascending Dose

| Cohort 1 | Cohort 2 | Cohort 3 | Cohort 4 |
|---|---|---|---|
| **150mg IV** | **450mg IV** | **900mg IV** | **1800mg IV** |
| **n=8** | **n=8** | **n=8** | **n=8** |

- **Initiated** December 2025
- All planned SAD cohorts **dosed**
- Interim SAD data shows study medication appears well tolerated, with favorable safety data across all blinded SAD cohorts
- Half life of at least 65 days

## Multiple Ascending Dose (26 weeks)

| Cohort 1 | Cohort 2 | Cohort 3 |
|---|---|---|
| **300mg SC** | **600mg SC** | **1200mg SC** |
| **n=49** | **n=49** | **n=49** |

- MAD design enabling **PoC for AGA**
- **MAD Cohort 3 enrolling**
- **2H 2026:** Expected 13-week interim PoC readout
- **Early 2027:** Expected 26-week topline PoC readout

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

*As of May 31, 2026

17

18CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED Half life of >65 days at doses overcoming TMDD PK profile supports targeted dosing interval of 2 or 3 injections over six-month period A B S 2 0 1 | P H L 0 2 4 6 8 10 0.1 1 10 100 1000 Time (Wk) M ea n Se ru m C on c. (m g/ L) SAD Cohort 1 - 150mg i.v. SAD Cohort 2 - 450mg i.v. SAD Cohort 3 - 900mg i.v. SAD Cohort 4 - 1800mg i.v. Log-linear regression of geometric mean concentrations from terminal phase. Error bars: geometric SD interval. Cut-off date: June 8, 2026 HEADLINE Trial Interim PK Data from SAD Cohorts

ABS-201 | PHL

absci

# Modeling of Interim PK Data Supportive of Convenient Dosing Profile

## ABS-201 current ~70% s.c. Bioavailability



HMI-115 240 mg SC Q2W ×26 RO
400 mg SC Q8W ×3 RO
400 mg SC Q12W ×2 RO
Receptor Occupancy (fraction)
100%
90%
80%
70%
60%
50%
40%
30%
90% RO
0
5
10
15
20
25
26
Time (weeks)

Assumptions:

- 15% - scalp skin tissue distribution
- 55% - s.c. bioavailability derived for HMI-115 based on its phase 1 data

- Modeling of interim PK data from HEADLINE Trial supports the potential for 2-3 s.c. injections over six-month period (e.g., 400 mg/injection) to maintain> 90% Receptor Occupancy without cycling
- s.c. bioavailability of ~70% based on popPK modeling of early PK data
- Continued model refinement planned as further s.c. bioavailability data emerge from MAD cohorts

***Note:*** *The 400mg dose shown is illustrative for modeling purposes and does not represent a final, assumed dose. Dose range finding is currently ongoing in the MAD portion of the HEADLINE trial.*

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19

A B S - 2 0 1 | P H L COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 20 ABS-201 TPP aims to offer a new treatment category in PHL based on efficacy and convenience 0 10 20 30 40 50 60 70 80 Ef fic ac y (t er m in al h ai rs /c m 2) Topical Minoxidil Oral Minoxidil Finasteride PRP Transplant + oral/topical * Based on 2-3 injections during first 6 months for >2 years of hair growth Efficacy at 24w for Vertex terminal hair count in male subjects: Oral Minoxidil (5mg/day): Panchaprateep 2020 (10.1007/s13555-020-00448-x) and Penha 2024 (doi:10.1001/jamadermatol.2024.0284); PRP: Dervishi 2019 (10.1111/jocd.13113); Finasteride and Topical Minoxidil: : Gupta 2022 (doi:10.1001/jamadermatol.2021.5743 ), Transplant: based on KOL interviews. Convenience and Comfort BetterWorse Veradermics VDPHL01 In cr ea se d TA M D ec re as ed TA M o Novel, targeted regenerative hair follicle mechanism o Convenient, infrequent pulse therapy: 2-3 subcutaneous injections over six-month period o Potential for durable efficacy: may provide 2-3 years of hair growth o TPP tested in market research supports total addressable market >$25B Potential ABS-201 TPP Tested in Market Research

ABS-201 | PHL

absci

# Consumer Research Commissioned by Absci Validates Market Potential of ABS-201

**Significant Unmet Need:**
Driven by psycho-social impacts (loss of confidence, self-esteem) from PHL

**Strong Commercial Demand:**
Nearly all men and roughly 90% of women are inclined to ask their doctors about ABS-201

**High Value Proposition:**
Significant share of respondents willing to pay a premium for the ABS-201 TPP

**Disruptive Potential:**
Over 1/3 of respondents would select ABS-201 before their current treatment, suggesting ABS-201 can effectively compete as first-line therapy

## 610 Participants:

306 Men | 304 Women

*ALL PARTICIPANTS EXPERIENCING HAIR LOSS

| Men | Women | |
|---|---|---|
| UP TO 97% MEN | UP TO 88% WOMEN | EXTREMELY OR VERY LIKELY TO ASK HCP ABOUT ABS-201 |
| 37% MEN | 36% WOMEN | WOULD TRY ABS-201 FIRST (FIRST LINE) |
| 80% MEN | 81% WOMEN | REPORT NEGATIVE PSYCHOLOGICAL IMPACT |

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21

ABS-201 | PHL

absci

| | |
|---|---|
| **Total PHL pts in the US**<br>50M male, 30M female | 80M |
| **Income ≥$75K (US Census)**<br>Pts 17-69 yo | ~39M |
| Concerned / motivated about hair loss | ~26M |
| Strong interest in TPP* | ~22 – 24M |
| Strongest interest in TPP with premium price-to-performance* | ~15 – 18M |

## Patient Funnel

# >$25B

ESTIMATED U.S. TAM

# >$40B

POTENTIAL GLOBAL TAM

**5-9M Pts Treated/Year**
Assuming 2-3 Year Durability

*Based on market research commissioned by Absci

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22

ABS 201 | ENDOMETRIOSIS

absci



# Development of ABS-201 in Endometriosis

1. Addresses Long-standing Unmet Medical Need and Poor standard of care
2. Strong Biological And Clinical Rationale: Including POC for PRLR mechanism in humans
3. Large, untapped market offers significant upside potential

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23

ABS-201 | ENDOMETRIOSIS

absci

# Hormonal therapies and surgical intervention make up the treatment paradigm for Endo

## Current Treatment Paradigm (US)

Total Estimated Endo patients

Treated Endo patients

**First-line Options**
- Combined Hormonal Contraception
- NSAIDs
- Progestins

**Second-line Options**
- GnRH agonists
- Oral GnRH antagonist
- Oral GnRH antagonist + hormonal

**Third-line Options**
- Aromatase Inhibitors
- Laparoscopy +/- Hysterectomy

Opioids

NSAIDs

- Endo is a chronic condition with currently no medical or surgical cure
- Roughly, 75% of patients are estimated to use opioids and/or NSIADs throughout their disease course
- Up to 33% of patients do not respond to hormonal treatment alone
  - Additionally, patients will pause treatment when seeking pregnancy
- GnRH therapies are typically prescribed by Gynecologist and AE profile often limits long-term use
- Notably, aromatase inhibitors are not FDA approved for Endo, but are used off-label
- Up to 40% of Endo patients undergo a laparoscopy and 12% receive hysterectomies
- Even after hysterectomy ~15% of patients still report pain symptoms

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

Sources: PMID 40323608, PMID 37391793, ARTEMIS 2024 Report, GlobalData, US Census Data

24

ABS-201 | ENDOMETRIOSIS

absci

# PRLR antagonism is a novel and differentiated MoA in Endometriosis

**PRL and PRLR play a dual role in endometrial lesion development and pain response**


Endometrial lesion
Local PRL
Sensory neuron
1
2
4 PRL
PRLR-L
PRLR-S
Stromal cell
Immune cell
Adipocyte
3 Pituitary PRL
5 PAIN

- Endometriotic lesions produce prolactin under estrogen/progesterone control.
- Excess prolactin promotes lesion growth and sensitizes pain-sensing nerves, contributing to chronic pelvic pain.
- Prolactin signaling is independent of sex-hormone pathways, offering a differentiated, non-hormonal treatment modality vs current therapies.

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

Sources: PMID 37169264

25

ABS-201 ENDO

absci

# PRL and PRLR increase during secretory phase in healthy tissue, and is overexpressed in endometrium of patients with endometriosis

## Localization And Temporal Expression Of Prolactin Receptor In Human Endometrium



Menstruation
Proliferative phase
Ovulation
Secretory phase
Window of implantation
P
ES
MS/LS
DE
DE
-
A
B
C
D
E
F



Me P OV ES MS LS LS DE DE Pit - M
PRL-R
- 650bp
GAP-DH
- 1103bp

Me = menstrual
P = proliferative
OV = ovulatory,
ES = early secretory
MS/LS = mid & late secretory
DE = decidua/pregnancy
Pit = Pituitary - positive control
- = negative control

## PRL & PRLR is Elevated Ectopic Endometriotic Lesions



Prolactin
Eutopic, healthy control tissue
Eutopic tissue from patients
Ectopic tissue from patients
rel. mRNA expression
Vs Cyclophillin
0
1
2
3
4
5
6
44x
7x
91x
27x
Prolactin receptor
Eutopic, healthy control tissue
Eutopic tissue from patients
Ectopic tissue from patients
rel. mRNA expression
vs Cyclophyllin
0
0.5
1
1.5
2
2.5
3
3.5
3.3x
4x
9.6x
2.9x
Healthy controls
Patients

Jones et al. Journal of Clinical Endocrinology and Metabolism, 1998; Otto et al. WO 2011/069795 A4

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ABS-201 ENDO

absci

# PRLR antagonism suppresses postoperative pain in female mice and inhibits endometriosis interna formation

## Prolactin May Regulate Pain Responses via a Female-Selective Nociceptor-Specific Mechanism


A
ΔPRL ipl
PWL (secs)
BL ΔPRL BL Veh ΔPRL BL ΔPRL BL Veh ΔPRL
Sham Inc Sham Inc
Female Male
NS
B
C
ΔPRL it
D

Depicted: pain incision (Inc) model for heat sensitivity & ΔPRL administration

## The Effects of Prolactin Receptor Blockade in a Murine Endometriosis Interna Model


control, score 1
FITC (30 mg/kg), score 3
mat 3 (30 mg/kg), score 0
graft, score 3
005-C04 (30 mg/kg), score 0
bromocriptine, score 1
IM
OM
Disease score
control graft 30 1 3 10 30 1 3 10 30 10 mg/kg
FITC 005-C04 Mat3 bromocriptine

Patil et al. iScience 2019; Otto et al. Pharmacol Res Perspect. 2022

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27

PRLR antagonism reduces lesion formation and pain in endometriosis mouse model 28 A B S - 2 0 1 | E N D O M E T R I O S I S COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED * 1 2 3 4 5 0 * * *D is ea se S co re Control Graft + danazol + faslodex + cetrorelix Prolactin Antagonist Antibody Prolactin inhibition decreases endometrial lesion formation in female mouse interna Re la tiv e Ut er in e W ei gh t ( % ) 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 * Control Graft + danazol + faslodex + cetrorelix Prolactin Antagonist Antibody * * Sources: Patil et al. iScience 2019 Otto et al. Pharmacol Res Perspect. 2022 % Distance travelled at Week 7 (compared to baseline) lgG1 – w/o transplant lgG1 – with transplant ABS-201 GnRh o ABS-201 and GnRh modulator increase distance traveled relative to placebo over time as surrogate for pain reduction *p < .05 ** p<0.01; *** p<0.001

ABS-201 | ENDOMETRIOSIS

absci

# ABS-201: a potentially differentiated profile targeting a large underserved market opportunity

## NOVEL TREATMENT OPTION FOR ~9M PATIENTS IN THE U.S. ALONE WITH ENDOMETRIOSIS

- **Novel Mechanism:** Non-sex-steroid (peptide) hormone
- **Potential for Improved Safety Profile:** Potential improved AE profile & longer use than GnRH
- **Dual Action**: Potential on both pain and lesion growth
- **Best-in-class Potential**: Superior developability and expected half-life
- **Disease Modifying:** Potential to treat cause
- **Clinically validated:** through HMI-115 Ph2 study

**Potential to generate**

**>$4.5B**

**at peak sales**

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29

ABS-201 | ENDO

absci

# Clinical Strategy guided by a leading Endometriosis Advisory Board



**Hugh Taylor, MD (Chair)**
Anita O'Keefe Young Professor Chair, Ob/Gyn & Reproductive Sciences, Yale School of Medicine



Joan-Carles Arce, MD, PhD
Chief Scientific Medical Officer &
Co-Founder, ReproNovo



Gaurang Daftry, MD
Chief Scientific Officer & President of Physician Relations, Inception; Adjunct Associate Professor, Yale University, Mayo Clinic



Linda Giudice, MD, PhD
Robert B. Jaffe, MD, Endowed Professor in Reproductive Sciences, Dept. of Ob/Gyn & Reproductive Sciences, UCSF



Axel Haupt, MD
Senior Vice President Clinical Investigation Diabetes, Obesity Complications, Eli Lilly & Company



Zaraq Khan, MD
Professor, Ob/Gyn, Chair, Reproductive Endocrinology & Infertility Division, Mayo Clinic



Rob Scott, MD
Former Chief Medical Officer of AbbVie; Absci Scientific Advisory Board member



Stephen Young, MD, PhD
F. Bayard Carter Distinguished Professor of Ob/Gyn; Division Chief, Reproductive Endocrinology & Infertility, Duke University

30

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30

CATALYSTS

absci

# Leading AI x Bio platform driving 2 Phase 2 readouts in the next 24 months



### ABS-201 in PHL

- Ph1/2a Study initiated Dec 2025
- Positive interim Safety, Tolerability, and PK readout June 2026
- Interim PoC Readout – anticipated 2H 2026

### ABS-201 in ENDO

- Ph1/2a Study initiated Dec 2025
- Phase 2 initiation expected in Q4 2026

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31

CONFIDENTIAL AND PROPRIETARY | COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 32PYRIGH © 2026 ABSCI CORPORATION | ALL RIGHTS RE ERVED Powered by Absci’s Leading AI Platform

ABSCI | AI PLATFORM

absci

# Absci's de novo AI models deliver differentiated lead candidates against challenging targets



*De Novo* AI Antibody Design Landscape
Target Landscape
Target Sequence Only
Target Structure Only
Target Structure + Known Epitope
Target Structure + Ref Binder
Competitors
absci
Discovery
Hit
Pre-Lead
Lead Candidate
Level of Validation

## ABSCI DIFFERENTIATION

- **Address challenging targets**
  - *Only target structure or sequence required*
- ***Zero-Prior*: Design against any epitope**
  - *No known protein binder required*
  - *Interrogate multiple epitopes to achieve function (e.g. agonism)*
- **Deliver mAbs that meet therapeutic criteria***
  - *Specificity*
  - *Developability*
  - *Function*

COPYRIGHT© 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

*May include one week of AI lead optimization

33

DE NOVO DESIGN

absci

# We use AI to create novel & differentiated therapeutics



- EPITOPE-SPECIFIC DESIGN + EPITOPE INTERFACE OPTIMIZATION
- ENHANCED POTENCY AND MOA
- ABILITY TO ADDRESS DIFFICULT TARGET CLASSES, E.G. GPCRS
- ENABLING FEATURES: MULTI-VALENCY, pH-DEPENDENT BINDING
- POTENTIAL TO CREATE MEANINGFUL IP: 100S TO 10,000S OF FUNCTIONALLY VALIDATED SEQUENCES ENABLED BY PROPRIETARY WET-LAB VALIDATION

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34

AI PLATFORM

absci

# We create experimentally validated AI technology that enables *de novo* antibody design

## Wet Lab Validation

**Wet Lab experiments** confirm binding, epitope-specificity, developability, and function.

**Wet Lab data** enable assessment of model performance improvements.



## Antibody Design (AbsciDesign)

(1) Generate antibody structures and sequences.

(2) Filter designs toward high-probability *in vitro* binders.

## Library Design

**AbsciDesign** generates "libraries" of sequences that encode putative antibody binders per disease target.

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35

ABSCI | AI PLATFORM

absci

# Origin AI models design and optimize therapeutic antibodies

## INPUT


Target
Antigen

1. Target structure(s)
2. Epitope(s)
3. Antibody framework(s)
4. CDR lengths

## STRUCTURE & SEQUENCE DESIGN

### Structure Design


Target
Antigen
Designed
Antibody

### Sequence Design

Design 1

***HCDR1:*** GFNIKDTY
***HCDR2:*** IYPTNGYT
***HCDR3:*** SRWGGDGFYAMDY

***LCDR1:*** QDVNTA
***LCDR2:*** SAS
***LCDR3:*** QQHYTTPPT

⋮

Design N

***HCDR1:*** GFNIKDTW
***HCDR2:*** IYPSNGYT
***HCDR3:*** ARWGGDGFYAMDY

***LCDR1:*** QDVNTA
***LCDR2:*** SAS
***LCDR3:*** QQHYTTPPT

## DESIGN SCORING & FILTERING


Target
Antigen
Designed
Antibody
Designed
Antibody
Prediction

- Score, rank, and filter designs to optimize for diversity and binding likelihood
- Leverage quality confidence metrics, energy metrics, and molecular dynamics simulations to evaluate designs

## OUTPUT LIBRARY

**DESIGN LIBRARY**

*1. DESIGN 1*
*2. DESIGN 2*
*3. DESIGN 3*

⋮

*N. DESIGN N*

**Output**: library of amino acid sequences encoding antibody binders to therapeutic target-of-interest

CDR = Complementarity Determining Region    H = Heavy Chain; L = Light Chain

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36

ABSCI | AI PLATFORM

absci

# Lab-in-the-loop ensures AI-designed antibodies translate into drug-ready candidates


High Affinity
Functional validation
Good physico-chemical behavior
Stable
Easy to produce
Ideal Drug Candidates

- **Screening** team confirms binding to target and affinity
- **Disease Biology** team validates functional activity
- **Analytical Development** team conducts developability assessment:
  - No self-association, hydrophobicity, or poly-reactivity
  - Appropriate melting temperature and colloidal profile, and stable upon stress conditions
- **Production team** evaluates manufacturability in CHO cells

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37

ABSCI | AI ORIGIN-1

# Introducing Origin-1: an AI platform for *de novo* antibody design against zero-prior epitopes

### Zero-Prior Epitope Targeting

Designed full-length mAbs against epitopes with no known protein binders or structural data in <100 designs per target

### High Structural Fidelity

Cryo-EM confirmed designs at 3.0-3.1 Å resolution with DockQ 0.73-0.83, confirming high structure design accuracy

### Functional Antagonist

AI-guided affinity maturation yielded 68x affinity gain for IL36RA, producing a functional antagonist at ~100 nM EC50

**Origin Pipeline Components:**

AbsciDiff
All-atom diffusion model

→

AbsciGen
CDR sequence design

→

AbsciBind
Scoring & filtering

**COL6A3**

Experimental Structure
Designed Heavy Chain
Designed Light Chain
Designed Antigen

All-Atom Global RMSD = 2.56Å
Interface RMSD = 0.95Å
Ligand RMSD = 1.58Å
DockQ = 0.84Å


LCDR1
RMSD = 0.738Å
HCDR1
RMSD = 1.098Å
LCDR2
RMSD = 0.850Å
HCDR2
RMSD = 0.817Å
LCDR3
RMSD = 1.486Å
HCDR3
RMSD = 0.661Å

**AZGP1**

Experimental Structure
Designed Heavy Chain
Designed Light Chain
Designed Antigen

All-Atom Global RMSD = 1.79Å
Interface RMSD = 0.96Å
Ligand RMSD = 1.48Å
DockQ = 0.83


LCDR1
RMSD = 2.056Å
HCDR1
RMSD = 0.751Å
LCDR2
RMSD = 1.904Å
HCDR2
RMSD = 1.020Å
LCDR3
RMSD = 1.487Å
HCDR3
RMSD = 1.411Å

https://www.absci.com/denovo/

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38

ABSCI | AI PLATFORM

absci

# Absci's de novo AI models deliver differentiated lead candidates against challenging targets

### *DE NOVO* ANTIBODY DESIGN AGAINST TRANSMEMBRANE TARGET EPITOPE WITH NO KNOWN BINDER



Designed seven high-affinity antibodies against partner-specified epitopes on a transmembrane antigen without a known binder.

*Pharma collaboration*

### *DE NOVO* ANTIBODY DESIGN AGAINST CHALLENGING ION CHANNEL



Designed a pore-blocking, functional antagonist against a tetrameric membrane-embedded ion channel.

*Pharma collaboration*

### *DE NOVO* ANTIBODY DESIGN AGAINST CONSERVED HIV-1 "CALDERA" EPITOPE



Designed cross-reactive, conformation-specific antibodies against the HIV-1 "Caldera" epitope.

*Caltech collaboration*

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39

ABSCI | AI PLATFORM

absci

# We use high-fidelity, customized datasets with our own AI models to enrich for developable candidates

Generates **diverse**, **developable**, and **functional novel variants** within a desired target product profile (TPP):

- **Precise affinity tuning** for bi-specific arms
- **Cross-reactive** leads to support *in vivo* testing
- **Conditional** leads for optimal pharmacology

**Lab-in-the-loop** synergy provides strong model performance out to >$10^{18}$ combinatorial space*

**Landscape-wide scoring enables selection of optimal sets of sequences**


Affinity
Function
Developability

*derived from ≥10 amino acid changes at ≥24 CDR positions sampling all residues except cysteine

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40

ABSCI | AI PLATFORM

absci

# Success in AI-design and optimization of multiple developability and pharmacological properties

### CROSS-SPECIES OPTIMIZATION



Successful design of antibodies binding to both mouse and human antigens

- Hits identified from $10^{19}$ combinatorial space
- Models identify hits with >175x tighter affinity and <500 pM KD to both antigens

### MULTI-VARIANT SPECIFICITY



Successful design of antibodies with expanded neutralizing activity vs three SARS-CoV-2 spike variants

- Tuned models identify developable hits with higher affinity to three variants, including >50x tighter affinity to previously resistant variant
- Potent neutralization activity to all three variants

### PH-SENSITIVE BINDING



Successful design of pH-sensitive antibodies through sampling the entire relevant ionizable search space

- Hits show 20x to >100x pH sensitivity with favorable developability after one round

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41

ABSCI | PARTNERSHIP

absci

# Track record of industry-leading partnerships

AI DRUG CREATION™ PARTNERSHIPS

AstraZeneca almirall MERCK

TWIST BIOSCIENCE OWKIN

Memorial Sloan Kettering Cancer Center Caltech UCLA

SUPPORTING COMPUTE COLLABORATIONS

AMD ORACLE NVIDIA

## 25+ PARTNERED PROGRAMS TO DATE

OUR PARTNERSHIP FOCUS

- Challenging Targets / Epitopes
- Differentiated TPPs
- Mono or Multi-specific Formats

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

42

TEAM

absci

# "Multilingual" team with expertise in AI and drug creation

### EXPERTISE AND BACKGROUND FROM:

OpenAI, Google, NVIDIA, Harvard University, Stanford University, MIT, Meta, Takeda, X, AstraZeneca, Broad Institute, Bayer, Pfizer, Bristol Myers Squibb, novo nordisk, Philips, Microsoft, amazon

## Leadership Team:


**Sean McClain**
Founder, CEO & Board Director


**Zach Jonasson, PhD**
Chief Financial Officer & Chief Business Officer


**Ransi Somaratne, MD**
Chief Medical Officer, Head of R&D


**Shelby Walker, JD**
Chief Legal Officer


**Christine Lemke**
SVP, Portfolio & Growth Strategy

## Board Of Directors:


**Frans Van Houten**
Chairman of the Board
Former CEO, Royal Phillips


**Sean McClain**
Founder, CEO & Board Director


**Sir Mene Pangalos, PhD**
Former EVP R&D AstraZeneca


**Mary Szela**
CEO & President TriSalus Life Sciences


**Joseph Sirosh, PhD**
Former CVP AI Microsoft


**Dan Rabinovitsj**
VP Hardware Engineering, Meta


**Karen McGinnis, CPA**
Former Chief Accounting Officer, Illumina

## Scientific Advisory Board:


**Sir Mene Pangalos, PHD**
Co-Chair SAB
Former EVP R&D AstraZeneca


**Andreas Busch, PHD**
Co-Chair SAB
Chief Innovation Officer


**Ian McInnes, PHD**
Vice Principal and Head of College University of Glasgow


**Luis Diaz, MD**
Head, Division of Solid Tumor Oncology Memorial Sloan Kettering Cancer Center


**John Wherry, PHD**
Director, Institute for Immunology & Immune Health, University of Pennsylvania


**Victor Greiff, PHD**
Associate Professor University of Oslo


**Rob Scott, MD**
Former Chief Medical Officer, Abbvie

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED

43

SUMMARY

absci

# Absci at a Glance

## 140
EMPLOYEES

"Multi-lingual" AI + Drug Discovery expertise AI team drawing on experience from tech leaders:

HARVARD UNIVERSITY, Google, NVIDIA, MIT, X, OpenAI, Microsoft Research, Stanford University

Biologics drug discovery expertise from:

AstraZeneca, Pfizer, Takeda, Shire

## 77,000
SQUARE FEET

- State-of-the-art wet and dry lab in Vancouver WA
- Absci AI Research (AAIR) lab in NYC
- Innovation Centre in Zug Switzerland

## 10+
PARTNERS, INCLUDING

MERCK, almirall, Memorial Sloan Kettering Cancer Center, TWIST

## 3
CLINICAL STAGE PROGRAMS

In Pattern Hair Loss, Endometriosis, and I&I

## >$750M
CAPITAL RAISED TO DATE

*As of March 31, 2025

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44

Generative AI Re(Generative) Biology A B S C I C O R P O R A T I O N 2 0 2 6 A L L R I G H T S R E S E R V E D

AI CASE STUDY I

de novo design of an antibody that binds the Caldera region of HIV-1 trimer

Caltech absci. BILL & MELINDA GATES foundation



COPYRIGHT© 2026 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci. | 46

DE NOVO DESIGN

absci

# *de novo* design antibody that binds to the highly conserved caldera region of HIV gp120

- No natural or synthetic antibody for HIV exists today because immune system cannot derive an antibody that is universally neutralizing against HIV
- Design challenge: create universally neutralizing HIV antibody by binding unique and conserved epitope within "caldera" of open conformation of gp120 to prevent HIV from entering host cells
- Numerous attempts to target this epitope have failed-previous efforts have identified antibodies, but none bind the "caldera" and none are universally neutralizing.

HIV gp120 trimer (open)


Caldera
17b
epitope
Variant
Conserved

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47

De novo design

absci

# HIV-Caldera: Determine inputs and design

## HIV Env Trimer Challenge :

- Highly glycosylated
- Extremely high sequence diversity among isolates
- High mutation rate at common neutralizing epitopes

## Model inputs:

1. Antigen structure
2. Framework of 17b
3. Epitope selected conserved across HIV strains (Clades A, B, and C)

## Design of CDRs:

- Condition the model to design long HCDR3s to reach into open caldera region (>20 residues)
- Designed HCDR2 and LCDR3 to bind to HIV surface

HIV Env trimer (open)


LCDR1
LCDR3
HCDR3

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48

DE NOVO DESIGN

absci

# 4 best structures selected from 10,000+ structures generated by *de novo* model


Light
Heavy
17b
Structure S1 HCDR3
Structure S4 HCDR3
Structure S3 HCDR3
Structure S2 HCDR3

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49

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 50 2024 20252024 2025 2026 Applied molecular dynamics simulation to de novo designed antibodies C A S E S T U D Y # 1

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 51 H A ta g Antigen Clade A Env trimer Closed Open Enriched de novo library binds open, not closed, Env trimer conformation in YSD Closed Open Clade B Env trimer D E N O V O D E S I G N

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 52 D E N O V O D E S I G N SPR data demonstrate binding characteristics consistent with binding of caldera

DE NOVO DESIGN

absci

# HIV-Caldera: SPR demonstrates no binding of de novo designs to GP120 monomer


Sample
BG505 - GP120
B41 - GP120
ZM197M - GP120
17b IgG
ASN3013
ASN3014
ASN3015
ASN3016
Response (RU)
Time (s)
300
600
900
1200

## Hypothesis:

If the designed mAbs are binding to the caldera region we should not observe binding to monomeric GP120 since the caldera is only present in the Env trimer

## Key results:

- ✓ 17b showed high affinity binding to monomeric GP120 as expected
- ✓ Absci mAbs showed no binding to monomeric GP120, suggesting these binders are targeting an epitope that is only present in the Env trimer

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53

*DE NOVO DESIGN*

absci

# HIV-Caldera: demonstrating AI de novo design for challenging target



## SUMMARY

- *de novo* design model created a novel and diverse antibody which binds multiple clades of HIV indicating successful targeting of the caldera epitope
- Screening cascade enabled selection of differentially binding variants

## NEXT STEPS

- Binders from this study will be selected for affinity maturation
- Structure of *de novo* binder and epitope specificity will be experimentally solved to confirm fidelity with designed structure and targeted epitope

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54

55C O P Y R I G H T © 2 0 2 6 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . AI CASE STUDY I I A I O p t i m i z a t i o n f o r p H s e n s i t i v i t y

CASE STUDY #2

absci

# AI lead optimization platform for 'smart biologics'

## The Challenge

The diversity of antibodies is vast, making it impossible for traditional methods to explore effectively.

## Absci Solution

Our AI can search a space of ~$10^{19}$, a million times larger than traditional methods, identifying functional, developable antibodies in one step.


Affinity
Function
Developability

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56

CASE STUDY #2

absci

# pH sensitivity may reduce toxicity and/or improve efficacy of therapeutic mAbs

## Tumor specificity improves efficacy and reduces "on-target off-tumor" toxicities

Binding occurs in the acidic pH of the tumor microenvironment

No binding occurs in the neutral pH surrounding healthy cells


H+
H+
H+
H+

## Disassociation in the endosome drives antibody recycling and efficient clearance of soluble targets

Binding at physiological pH drives internalization of the immune complex

Dissociation at acidic endosomal pH favors antibody recycling


pH7.4
pH6.0
Sorting endosome
FcRn
Lysosome

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57

CASE STUDY #2

absci

# Models identify pH sensitive Fab variants from the same lead for either indication

1. Library for model training sampled 60 positions on heavy chain framework and CDRs with up to 7 substitutions biased for ionizable residues (H, K, R, D, E)
2. Library screened for antigen binding at pH 7.4 and pH 5.8
3. Model trained and used to generate antibodies with tuned pH dependency

AI affinity scoring of variants within a large combinatorial space


Predicted binding score @ pH 5.8
0.032
0.031
0.030
0.029
0.028
0.027
0.026
0.016
0.018
0.020
0.022
Predicted binding score @ pH 7.4

Lab measured affinities of Fab variants predicted to have tighter binding at low pH


SPR $K_D$ (nM) @ pH 5.8
1
10
100
1000
1000
100
10
1
$K_D$ pH 7 (nM)
SPR $K_D$ (nM) @ pH 7.4

Lab measured affinities of Fab variants predicted to have tighter binding at neutral pH


SPR $K_D$ (nM) @ pH 5.8
1
10
100
1000
1000
100
10
1
SPR $K_D$ (nM) @ pH 7.4

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58

COPYRIGHT © 2026 ABSCI CORPORATION | ALL RIGHTS RESERVED 2024 20252024 2025 2026 Hits reformatted as mAbs show desired binding profiles SUMMARY AI optimized leads achieves variants with pH sensitive binding up to 100x differential pH-sensitive leads had no liabilities for stability, aggregation and polyreactivity1 Model proposed mutations use all 6 ionizing residues in heavy chain CDRs and framework region Sequences were proposed from a >1013 combinatorial space pH 5.8 not p H 7.4 bind at b oth pH 7.4 not p H 5.8 Pare nta l 0.01 0.1 1 10 100 1000 Modeling Strategy SP R K D 7 .4 / 5. 8 SOURCE: 1 Data provided in appendix C A S E S T U D Y # 2

CASE STUDIES

absci

# Summarized platform case studies

## de novo Design

› de novo design model created molecule binds multiple clades of HIV suggesting successful targeting of the caldera epitope

›

› Represents second disclosed target success for our de novo platform in the 2nd half of this year

**Absci's de novo design platform can successfully address difficult to drug target epitopes**

## AI Optimization

› Models identify unseen variants with 10x-20x pH sensitivity in both directions, and up to 100x differential compared to parental molecule after only one round

› Designed leads had no liabilities indicating the ability to successfully search a fitness landscape

**Absci's lead optimization platform enables molecules with differentiated pharmacology**



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